FIRST SCIENTIFIC, INC.



                            1998 STOCK INCENTIVE PLAN


   1. PURPOSE. This 1998 Stock Incentive Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of First Scientific, Inc., a Delaware corporation (the "Company"), and any present or future subsidiaries of the Company (individually, a "Related Corporation" and collectively "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") (individually an "ISO" and collectively "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that do not qualify as ISOs (individually a "Non-Qualified Option" and collectively "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereinafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.

   2.   ADMINISTRATION OF THIS PLAN.

         (a) Board or Committee Administration. This Plan shall be administered solely by the Company's Board of Directors (the "Board") or by a Compensation Committee (the "Committee") consisting of not less than two (2) members appointed by the Board, provided the members of the Board or such Committee members have not within one year prior to such Committee service received, or during such service receive, a grant or award of Stock Rights under this Plan or any other plan of the Company. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of this Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 below to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 below to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made;
  (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 below, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7 below) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; and (vii) interpret this Plan and prescribe and rescind rules and regulations relating to this Plan. If the Committee determines to issue a Non-Qualified Option, the Committee shall take whatever actions it deems necessary under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of this Plan or of any Stock Right granted under this Plan shall be final unless otherwise determined by the Board. The Committee may from time-to-time adopt such rules and regulations for carrying out this Plan as it may deem appropriate. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Right granted under this Plan.

         (b) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time-to-time the Board may increase the size of the Committee and appoint additional members thereof, may remove members (with or without cause) and may appoint new members in substitution therefor, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer this Plan.

         (c) Grant of Stock Rights to Board Members. Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with Section 2(d) below, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to this Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of this Plan or the grant of any Stock Rights pursuant to this Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him or her of Stock Rights.

         (d) Compliance with Federal Securities Laws. Various restrictions apply to officers and directors and others who may be deemed insiders. Holders of Stock Rights should consult with their legal and tax advisors regarding the securities law, tax law and other effects of transactions under this Plan. These restrictions relate to holding periods, alternative minimum tax calculations and other matters and should be clearly understood by the holders of Stock Rights.

              (e) Intent of Plan. This Plan is intended to be an "employee benefit plan" under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). This Plan is also intended to be a "compensatory benefit plan" under Rule 701 promulgated under the Securities Act of 1933, as amended. Transactions under this Plan are intended to comply with said Rules and counterpart or similar provisions of state securities laws and regulations where applicable. To the extent any provisions of this Plan or any action by the Committee or of the Board fails to so comply, each provision(s) and action(s) shall be deemed to be null and void, to the extent permitted by applicable law and as deemed advisable by the Commission, state securities regulators or the Board.

              (f) Shareholder Approval. Grants of incentive stock options (but not of Non-Qualified Options) hereunder shall be subject to shareholder approval of this Plan within twelve (12) months following the date this Plan is approved and adopted by the Board.

   3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Any officer or director of the Company who is not also an employee of the Company may not be granted ISOs under this Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not such person is also an employee of the Company) or to consultant to the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. The granting of a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify that individual or entity from, participation in any other grant of Stock Rights.

   4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value, $0.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to this Plan is two million five hundred thousand (2,500,000), subject to adjustment as provided in Section 13 below. Any such shares may be issued as ISOs, Non-Qualified Options or Awards or to individuals or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under this Plan.

   5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under this Plan at any time until ten years after the date of the approval and adoption of this Plan by the Board. The date of grant of a Stock Right under this Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under this Plan into a Non-Qualified Option pursuant to Section 16 below.

   6.   MINIMUM OPTION PRICE; ISO LIMITATIONS.

         (a) Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under this Plan shall in no event be less than the lesser of (i) the book value per share of the Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant or (ii) fifty percent (50%) of the fair market value per share of the Common Stock on the date of such grant. Subject to the foregoing sentence, the exercise price and nature of consideration for Non-Qualified Options granted hereunder shall be determined by the Committee or the Board in its sole discretion, taking into account factors it deems relevant.

         (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under this Plan shall not be less than the fair market value per share of the Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock on the date of grant.

         (c) $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that (in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation), such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner that would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of the Common Stock in that calendar year. Any options granted to an employee in excess of that amount will be granted as Non-Qualified Options.

              (d) Awards and Purchases. Awards and Purchases under this Plan shall be made at prices equal to the fair market value of the Common Stock on the date of such Award or Purchase. Fair market value shall be determined by the Committee or the Board in its sole discretion in accordance with Section 6(e) below. Shares of Common Stock may be issued in Award and Purchase transactions for any lawful consideration determined by the Committee or the Board in its sole discretion.

              (e) Determination of Fair Market Value. If, at the time an Option is granted under this Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly-traded at the time an Option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee or the Board in its sole discretion, after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   7. OPTION DURATION. Subject to earlier termination as provided in Sections 9 and 10 below, each Option shall expire on the date specified by the Committee or the Board, but not more than (i) ten (10) years and one
  (1) day from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally and
  (iii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation. Subject to earlier termination as provided in Sections 9 and 10 below, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to
  Section 16 below.

   8. EXERCISE OF OPTIONS. Subject to the provisions of Sections 9 through 12 below, each Option granted under this Plan shall be exercisable as follows:

         (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee or Board may specify.

         (b) Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee or the Board.

         (c) Partial Exercise. Each Option or installment may be exercised at any time or from time-to-time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         (d) Acceleration of Vesting. The Committee or the Board shall have the right to accelerate the date of exercise of any installment of any Option; provided, however, that the Committee or the Board shall not, without the consent of the optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 16 below) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in Section 6(c) above.

   9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as defined in Section 10 below, no further installments of such optionee's ISOs shall become exercisable, and such optionee's ISOs shall terminate after the passage of ninety (90) days from the date of termination of such optionee's employment, but in no event later than on their specified expiration date(s), except to the extent that such ISOs (or the unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 16 below. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee or the Board shall not be considered an interruption of employment under this Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under this Plan shall not be affected by any change of employment within the Company or among the Company and any Related Corporation, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in this Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

   10.  DEATH; DISABILITY.

         (a) Except for ISO optionees, Stock Right optionees shall be deemed fully vested as of the date of their death or onset of disability.
    For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.  With respect to ISO optionees, the following shall apply:

                    i) Death. If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of such optionee's death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which the optionee could have exercised on the date of the optionee's death, by the optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the optionee's death.

                    ii) Disability. If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of disability, such optionee (or such optionee's custodian) shall have the right to exercise any ISO held by such optionee on the date of termination of employment, to the extent of the number of shares with respect to which the optionee could have exercised on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the optionee's employment. For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

   11. ASSIGNABILITY. No Option or Derivative Security (as that term is defined in Rule 16b-3 under the 1934 Act) shall be assignable or transferable by the optionee except as permitted under Rule 16b-3 under the 1934 Act or by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by the optionee.

   12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such form as the Committee or the Board may approve from time to time. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 above and may contain such other provisions as the Committee or the Board deems advisable, which are not inconsistent with this Plan, including, without limitation, restrictions applicable to shares of the Company's Common Stock issuable upon exercise of Options. In granting Non-Qualified Options, the Committee or the Board may specify that Non-Qualified Options shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee or the Board may determine. The Committee or the Board may from time-to-time confer authority and responsibility on one or more of its members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time-to-time to carry out the terms of such instruments.

   13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company regarding such Option:

         (a) Stock Dividends and Stock Splits. If the shares of the Company's Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         (b) Assumption of Options by Successors. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving entity, or the sale of all or substantially all of the Company's assets, the Committee or the Board may in its sole discretion accelerate the exercisability of any or all outstanding Options so that such Options would be exercisable in full prior to the consummation of such dissolution, liquidation, merger or asset sale at such times and on such conditions as the Committee or the Board shall determine, unless the successor entity, if any, assumes the outstanding Options or substitutes substantially equivalent options therefor.

         (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13(b) above) pursuant to which securities of the Company or of another entity are issued with respect to the outstanding shares of Common Stock, an optionee, upon exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

         (d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Sections 13(a), (b) or (c) above with respect to ISOs shall be made only after the Committee or the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee or the Board determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

         (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee or the Board.

         (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (g) Fractional Shares. No fractional shares shall be issued under this Plan and each optionee shall receive cash from the Company in lieu of such fractional shares.

         (h) Adjustments. Upon the happening of any of the foregoing events described in Section 13(a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 above that are subject to Stock Rights that previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such Sections. The Committee or the successor board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 above, its determination shall be conclusive.

  If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in Sections 13(a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the successor board.

   14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee or the Board, through delivery of shares of Common Stock having a fair market value equal (as of the date of the exercise) to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee or the Board, by delivery of the grantee's personal recourse promissory note bearing interest payable not less than annually at no less than one hundred percent (100%) of the lowest applicable Federal rate (as defined in Section 1274(d) of the Code), or (d) at the discretion of the Committee or the Board, through the use of some of the shares or the rights to purchase some of the shares for which the Option is being exercised, or (e) at the discretion of the Committee or the Board, by any combination of clauses (a), (b), (c) and
  (d) above. If the Committee or the Board exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his, her or its Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided in Section 13 above with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

   15. TERM AND AMENDMENT OF PLAN. This Plan was approved and adopted by the Board on September 23, 1998 (subject with respect to the validation of ISOs granted under this Plan to approval of this Plan by the stockholders of the Company). If the approval of this Plan by the Company's stockholders is not obtained by December 31, 1998, any grants of ISOs under this Plan made prior to that date will be rescinded. This Plan shall expire on October 31, 2008 (except as to Options outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under this Plan prior to the date of stockholder approval of this Plan. The Board may terminate or amend this Plan in any respect at any time; provided, however, that the Board may not amend this Plan in any of the following respects without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under this Plan may not be increased (except by adjustment pursuant to Section 13 above); (b) the provisions of Section 3 above regarding eligibility for grants of ISOs may not be modified; (c) the provisions of Section 6(b) above regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13 above); and (d) the expiration date of this Plan may not be extended. Except as otherwise provided in this
  Section 15, in no event may action of the Board or the stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee. The Committee or the Board may amend the terms of any Stock Right granted if such amendment is agreed to by the recipient of such Stock Right.

   16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Committee or the Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee or the Board (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee or the Board in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee or the Board takes appropriate action. The Committee or the Board, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

   17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under this Plan shall be used for general corporate purposes.

   18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

   19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as that term is defined in Section 20 below) or the vesting of restricted Common Stock acquired upon the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such individual's gross income. The Committee or the Board in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

   20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any shares of the Company's Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired the Common Stock by exercising the ISO. If the employee dies before such shares of Common Stock are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

   21. GOVERNING LAW; CONSTRUCTION. The validity and construction of this Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Utah, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

        22. FINANCIAL ASSISTANCE. The Company is vested with authority under this Plan to assist any employee to whom an Option is granted hereunder (including any director or officer of the Company or any Related Corporation) in the payment of the purchase price payable upon the exercise of an Option, by lending the amount of such purchase price to such employee on such terms, at such rates of interest and upon such security (or with no security) as shall have been authorized by the Committee or the Board.